Exhibit 10.40
                                                      -------------


                       CHANGE ORDER NO. 9

                     DATED November 6, 1998

                               TO

                   PURCHASE AGREEMENT NO. 1663

                             BETWEEN

                       THE BOEING COMPANY

                               AND

                     UNITED AIR LINES, INC.


THIS CHANGE ORDER PERTAINS TO [*CONFIDENTIAL MATERIAL OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


Purchase Agreement No. 1663, dated December 18, 1990 between The
Boeing Company and United Air Lines, Inc. as previously amended
(the Agreement) is hereby further amended as follows:

I.     Effect of Changes on Exhibit A (Detail Specification).
       -----------------------------------------------------

     The attached Price Tabulation including the effects of the changes listed are hereby deemed incorporated into Detail
Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT].

II.     Effect of Changes on the Purchase Agreement (Except Exhibit A).
        --------------------------------------------------------------

     The effects of the foregoing changes, except Rapid
Revisions, are as follows:

     A.     Delivery Schedule.
            -----------------

            There is no change to the Aircraft delivery schedule as set forth in Article 2.1 of the Agreement on account of the attached changes.


P.A. 1663


Change Order No. 9 to
Purchase Agreement No. 1663
Page 2


     B.     Aircraft Price.
            --------------

            The Basic Price of each affected Model 777-222
Aircraft as set forth in Article 3 of the Agreement is adjusted on account of the foregoing changes as follows:

                         Per Aircraft Price     Per Aircraft Price
                         Adjustment             Adjustment
                         [*CONFIDENTIAL         [*CONFIDENTIAL
                         MATERIAL OMITTED       MATERIAL OMITTED
                         AND FILED              AND FILED
                         SEPARATELY WITH        SEPARATELY WITH
                         THE SECURITIES         THE SECURITIES
                         AND EXCHANGE           AND EXCHANGE
                         COMMISSION             COMMISSION
                         PURSUANT TO A          PURSUANT TO A
                         REQUEST FOR            REQUEST FOR
                         CONFIDENTIAL           CONFIDENTIAL
Aircraft Effectivity     TREATMENT]             TREATMENT]
____________________     __________________     ___________________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     C.     Advance Payment Base Price.
            --------------------------

            There is no change in the Advance Payment Base Prices set forth in Article 5.1 of the Agreement for the affected
Aircraft.

SIGNED as of the day and year first above written.

                       **********************

THE BOEING COMPANY                 UNITED AIR LINES, INC.


By  /s/ Brian R. Belka             By /s/ Douglas A. Hacker
    ------------------                ---------------------
                                          Douglas A. Hacker


Its Attorney-in-Fact               Its Senior Vice President and
    ----------------                   -------------------------
                                       Chief Financial Officer


P.A. 1663


Attachment to Change Order No. 9
to Purchase Agreement No. 1663
Page 1 of 2

                   Weight and Price Tabulation
                   UAL Model 777-222 Aircraft

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


                           Master Changes

Change        Change        Engineering     Change           Change
Number        Title         Tab Block       Price            Price
                                         [*CONFIDENTIAL   [*CONFIDENTIAL
                                         MATERIAL         MATERIAL
                                         OMITTED AND      OMITTED AND
                                         FILED            FILED
                                         SEPARATELY       SEPARATELY
                                         WITH THE         WITH THE
                                         SECURITIES       SECURITIES
                                         AND EXCHANGE     AND EXCHANGE
                                         COMMISSION       COMMISSION
                                         PURSUANT TO      PURSUANT TO
                                         A REQUEST        A REQUEST
                                         FOR              FOR
                                         CONFIDENTIAL     CONFIDENTIAL
                                         TREATMENT]       TREATMENT]
_________   _________  _______________ _______________  _______________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663


Attachment to Change Order No. 9
to Purchase Agreement No. 1663
Page 2 of 2


                       Total Weight Change


Engineering Tab Block           MEW                  OEW

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



                       Total Price Change

Engineering Tab Block    Total Price Per         Total Price Per
                         Aircraft                Aircraft
                         [*CONFIDENTIAL          [*CONFIDENTIAL
                         MATERIAL OMITTED        MATERIAL OMITTED
                         AND FILED SEPARATELY    AND FILED SEPARATELY
                         WITH THE SECURITIES     WITH THE SECURITIES
                         AND EXCHANGE            AND EXCHANGE
                         COMMISSION PURSUANT     COMMISSION PURSUANT
                         TO A REQUEST FOR        TO A REQUEST FOR
                         CONFIDENTIAL            CONFIDENTIAL
                         TREATMENT]              TREATMENT]
______________________   _____________________   ______________________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663